UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

__________________

Date of Report (Date of earliest event reported): January 20, 2023

___________________

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Woodland Road P.O. Box 69 Circle Pines, Minnesota	55014
(Address of principal executive offices)	(Zip Code)

(763) 225-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.02 per share	NTIC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At an Annual Meeting of Stockholders of Northern Technologies International Corporation (“NTIC”) held on January 20, 2023, NTIC’s stockholders approved an amendment to NTIC’s Restated Certificate of Incorporation (the “Charter Amendment”) to limit the liability of certain officers of NTIC as permitted by recent amendments to Delaware law. A description of the Charter Amendment is set forth in NTIC’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on December 5, 2022, and in a supplement to the proxy statement filed as definitive additional materials with the SEC on December 20, 2022. The Charter Amendment became effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware on January 23, 2023 (the “Certificate of Amendment”).

The foregoing description of the Charter Amendment is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 20, 2023, NTIC held an Annual Meeting of Stockholders (the “2023 Annual Meeting”). As of the close of business on November 22, 2022, the record date for the 2023 Annual Meeting, there were 9,366,357 shares of common stock outstanding and entitled to vote at the 2023 Annual Meeting. Each share of common stock was entitled to one vote. Stockholders holding an aggregate of 6,315,188 shares of common stock entitled to vote at the 2023 Annual Meeting, representing 67.42% of the outstanding shares of common stock as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the 2023 Annual Meeting.

At the 2023 Annual Meeting, NTIC’s stockholders considered four proposals, each of which is set forth below and described in more detail in NTIC’s definitive proxy statement for the 2023 Annual Meeting filed with the SEC on December 5, 2022, and in a supplement to the proxy statement filed as definitive additional materials with the SEC on December 20, 2022.

The final results of NTIC’s stockholder vote at the 2023 Annual Meeting on each proposal brought before NTIC’s stockholders were as follows:

Proposal No. 1 -	The eight director nominees proposed by the Board were elected to serve as members of the Board until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following final voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Nancy E. Calderon	4,846,225	463,655	1,005,308
Sarah E. Kemp	4,744,664	565,216	1,005,308
Sunggyu Lee, Ph.D.	4,892,900	416,980	1,005,308
G. Patrick Lynch	4,894,368	415,512	1,005,308
Ramani Narayan, Ph.D.	4,893,300	416,580	1,005,308
Richard J. Nigon	4,846,999	462,881	1,005,308
Cristina Pinho	4,896,069	413,811	1,005,308
Konstantin von Falkenhausen	4,891,350	418,530	1,005,308

Proposal No. 2 -	The compensation of NTIC’s named executive officers, as disclosed in NTIC’s proxy statement, was approved, on an advisory basis, by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,815,310	71,630	422,940	1,005,308

Proposal No. 3 -	The ratification of the selection of Baker Tilly US, LLP as NTIC’s independent registered public accounting firm for the fiscal year ending August 31, 2023 was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,816,642	2,687	495,859	0

Proposal No. 4 -	The amendment to NTIC’s Restated Certificate of Incorporation to limit the liability of certain officers of NTIC as permitted by recent amendments to Delaware law, was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,691,459	204,037	414,384	1,005,308

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of Northern Technologies International Corporation dated January 23, 2023 (filed herewith)

104	The Cover Page from this Current Report on Form 8-K, Formatted in Inline XBRL (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES
INTERNATIONAL CORPORATION

By:	/s/ Matthew C. Wolsfeld
Matthew C. Wolsfeld
Chief Financial Officer and Corporate Secretary

Date: January 23, 2023